UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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INNOVATIVE INTERNATIONAL ACQUISITION CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LETTER TO SHAREHOLDERS OF INNOVATIVE INTERNATIONAL ACQUISITION CORP.
24681 LA PLAZA, SUITE 300
DANA POINT, CA 92629

EXTRAORDINARY GENERAL MEETING
TO BE HELD ON NOVEMBER 29, 2023

Dear Innovative International Acquisition Corp. Shareholder:

You are cordially invited to attend an extraordinary general meeting (the “Special Meeting”) of Innovative International Acquisition Corp., a Cayman Islands exempted company (the “Company,” “IOAC,” “we,” “us” or “our”), which will be held on November 29, 2023, at 11:00 a.m., Eastern Time, at the offices of McDermott Will & Emery LLP, located at One Vanderbilt Avenue, New York, New York 10017. You can participate in the Special Meeting, vote, and submit questions via live webcast by visiting https://web.lumiagm.com/228230513 password: innovative2023 and entering the voter control number included on your proxy card.

The attached Notice of the Special Meeting and proxy statement describe the business IOAC will conduct at the Special Meeting and provide information about IOAC that you should consider when you vote your shares. As set forth in the attached proxy statement, the Special Meeting will be held for the purpose of considering and voting on the following proposals:

•	Proposal No. 1 —The Extension Amendment Proposal — A proposal, by special resolution, to amend IOAC’s Amended and Restated Memorandum and Articles of Association, as amended (the “Articles of Association”) to give the Company the right to extend the date by which it has to consummate a business combination (the “Combination Period”) for one (1) month from November 29, 2023 to December 29, 2023 (as extended, the “Extended Date”) (i.e., for a period of time ending 26 months after the consummation of its initial public offering (the “IPO”)) (the “Extension Amendment Proposal”);

•	Proposal No. 2 — The Trust Agreement Amendment Proposal — A proposal, by the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A ordinary shares and Class B ordinary shares, voting together as a single class, to amend IOAC’s investment management trust agreement, dated as of October 26, 2021, as amended by Amendment No. 3 dated October 27, 2023 (the “Trust Agreement”), by and between the Company and Equiniti Trust Company, LLC (the “Trustee”), to allow the Company to extend the Combination Period for one (1) month from November 29, 2023 to the Extended Date (the “Trust Agreement Amendment, and such proposal, the “Trust Agreement Amendment Proposal”); and

•	Proposal No. 3 — The Adjournment Proposal — A proposal, by ordinary resolution, to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

IOAC currently has 25 months from the consummation of the IPO, such date being November 29, 2023 to complete its initial business combination (the “Termination Date”).

The purpose of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow IOAC additional time to complete the proposed transactions (the “Business Combination”) pursuant to that certain Agreement and Plan of Merger and Reorganization, dated as of October 13, 2022 (as it may be amended, the “Merger Agreement”), by and among IOAC, Innovative International Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of IOAC (“Merger Sub”), Zoomcar, Inc., a Delaware corporation (“Zoomcar”), and Greg Moran, in the capacity as the representative of the Zoomcar stockholders (in such capacity, the “Seller Representative”) from and after the closing, (“Closing) of the Business Combination.

If both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the Company will instead have the right to extend the Combination Period for one (1) month to the Extended Date.

IOAC’s board of directors (the “Board”) has determined that it is in the best interests of IOAC to seek an extension of the Termination Date and have IOAC shareholders approve the proposals to allow for additional time to consummate the Business Combination. IOAC intends to call an additional extraordinary general meeting to approve the Business Combination (referred to herein as the “Business Combination Meeting”). While IOAC is using its best efforts to complete the Business Combination on or before the Termination Date, the Board believes that it is in the best interests of IOAC and IOAC shareholders that an extension of the Combination Period (the “Extension”) be obtained so that, IOAC will have an additional amount of time to consummate the Business Combination. Without the Extension, IOAC believes that there is a significant risk that IOAC will not, despite its best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, IOAC would be precluded from completing the Business Combination and would be forced to liquidate even if IOAC shareholders are otherwise in favor of consummating the Business Combination.

As contemplated by the Articles of Association, the holders of IOAC Class A ordinary shares, par value $0.0001 per share, issued as part of the units sold in the IPO (the “Public Shares”) may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the trust account (the “Trust Account”), less franchise and income taxes payable, calculated as of two (2) business days prior to the consummation of the Special Meeting (the “Redemption”). You may elect to redeem your Public Shares in connection with the Special Meeting. However, unless IOAC shareholders approve at the extraordinary general meeting of the shareholders of IOAC (the “Business Combination Meeting”), amendments to the Existing Organizational Documents, which amendments (the “NTA Amendments”) shall be effective, prior to the Special Meeting, to remove the requirements contained in the Articles of Association limiting IOAC’s ability to redeem ordinary shares and consummate an initial business combination if such redemptions would cause IOAC to have less than $5,000,001 in net tangible assets, IOAC will not proceed with the Extension or the Redemption if IOAC will not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account the Redemption.

On the Record Date (defined below), the redemption price per Public Share was approximately $11.45 (which is expected to be the same approximate amount two (2) business days prior to the Special Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $28.18 million as of the Record Date (including interest not previously released to IOAC to pay its taxes), divided by the total number of then outstanding Public Shares, taking into consideration all previous redemptions by shareholders. The closing price of the Public Shares on Nasdaq on the Record Date was $8.54. Accordingly, if the market price of the Public Shares were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a holder of Public Shares receiving approximately $2.91 more per share than if the Public Shares were sold in the open market. IOAC cannot assure shareholders that they will be able to sell their Class A ordinary shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. IOAC believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if IOAC does not complete the Business Combination on or before the Termination Date.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved, or if IOAC is otherwise unable to consummate its initial business combination by the Termination Date, IOAC will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of IOAC’s remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to IOAC’s obligations under Cayman Islands Law, to provide for claims of creditors and other requirements of applicable law.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the holders of the issued and outstanding Class A ordinary shares, and the Class B ordinary shares of par value $0.0001 per share, held by Innovative International Sponsor I LLC (the “Sponsor”) (such Class B shares, the “Founder Shares”) who, being present in person (including virtually) or represented by proxy at the Special Meeting or any adjournment thereof and entitled to vote on such matter, vote at the Special Meeting.

Approval of the Trust Agreement Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A ordinary Shares and Class B ordinary Shares, voting together as a single class. Pursuant to the Trust Agreement, we are in discussions to obtain written consent from Cantor Fitzgerald & Co., as representatives of the underwriters of the IPO (the “Underwriters”).

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the holders of the issued and outstanding Class A ordinary shares and the Founder Shares who, being present in person (including virtually) or represented by proxy at the Special Meeting or any adjournment thereof and entitled to vote on such matter, vote at the Special Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal at the Special Meeting.

The Board has fixed the close of business on November 16, 2023 (the “Record Date”) as the date for determining IOAC shareholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of Class A ordinary shares and the Founder Shares on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. However, the holders of Public Shares may elect to redeem all or a portion of their Public Shares in connection with the Special Meeting.

IOAC believes that given IOAC’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that IOAC is in the best position possible to consummate the Business Combination and that it is in the best interests of IOAC shareholders that IOAC obtain the Extension as needed. IOAC believes the Business Combination will provide significant benefits to its shareholders. For more information about the Business Combination, see the joint proxy statement/consent solicitation statement/prospectus filed by IOAC with the Securities and Exchange Commission (the “SEC”) on October 2, 2023 and Supplement No. 1 to the joint proxy statement/consent solicitation statement/prospectus, dated October 20, 2023 (together, and as may be further amended or supplemented, the “Joint Proxy/Written Consent Solicitation Statement”).

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal are in the best interests of IOAC and its shareholders, and has declared it advisable and unanimously recommends that you vote or give instruction to vote “FOR” such proposals.

IOAC’s directors and officers have interests in the Extension Amendment Proposal and the Trust Agreement Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Founder Shares and private placement shares (as defined below) that may become exercisable in the future. See the section entitled “Extraordinary General Meeting of IOAC — Interests of the Initial Shareholders” in this proxy statement.

Enclosed is the proxy statement containing detailed information about the Special Meeting, the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Special Meeting, IOAC urges you to read this material carefully and vote your shares.

November 24, 2023	By Order of the Board of Directors,

/s/ Mohan Ananda
Mohan Ananda Chairman and Chief Executive Officer

Your vote is very important.   Whether or not you plan to attend the Special Meeting, please vote as soon as possible by following the instructions in this proxy statement to make sure that your shares are represented at the Special Meeting. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of at least two-thirds of the holders of the issued and outstanding Class A ordinary shares and the Founder Shares who, being present in person (including virtually) or represented by proxy at the Special Meeting or any adjournment thereof and entitled to vote on such matter as of the Record Date, vote at the Special Meeting. Approval of the Trust Agreement Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A ordinary Shares and Class B ordinary Shares, voting together as a single class. The Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the holders of the issued and outstanding Class A ordinary shares and the Founder Shares who, being present in person (including virtually) or represented by proxy at the Special Meeting or any adjournment thereof and entitled to vote on such matter, vote at the Special Meeting. Accordingly, if you fail to vote by proxy or to vote yourself at the Special Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established, and, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting.

NOTICE OF EXTRAORDINARY GENERAL MEETING
OF INNOVATIVE INTERNATIONAL ACQUISITION CORP.

TO BE HELD ON NOVEMBER 29, 2023

To the Shareholders of Innovative International Acquisition Corp.:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting (the “Special Meeting”) of Innovative International Acquisition Corp., a Cayman Islands exempted company (the “Company,” “IOAC,” “we,” “us” or “our”), will be held on November 29, 2023, at 11:00 a.m., Eastern Time, at the offices of McDermott Will & Emery LLP, located at One Vanderbilt Avenue, New York, New York 10017. You can participate in the Special Meeting, vote, and submit questions via live webcast by visiting https://web.lumiagm.com/228230513 password: innovative2023 and entering the voter control number included on your proxy card. You are cordially invited to attend the Special Meeting for the purpose of considering and voting on the following proposals (unless IOAC determines that it is not necessary to hold the Special Meeting as described in the accompanying proxy statement), more fully described below in this proxy statement:

•	Proposal No. 1 — The Extension Amendment Proposal — A proposal, by special resolution, to amend IOAC’s Amended and Restated Memorandum and Articles of Association, as amended on October 27, 2023 (the “Articles of Association”) to give the Company the right to extend the date by which it has to consummate a business combination (the “Combination Period”) for one (1) month from November 29, 2023 to December 29, 2023 (as extended, the “Extended Date”) (i.e., for a period of time ending 26 months after the consummation of its initial public offering (the “IPO”). We refer to this amendment as the “Extension Amendment”, and we refer to this proposal as the “Extension Amendment Proposal”. For the purposes of the Articles of Association, the full text of the special resolution is set out in this notice.;

•	Proposal No. 2 — The Trust Agreement Amendment Proposal — A proposal, by the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A ordinary Shares and Class B ordinary Shares, voting together as a single class, to amend IOAC’s investment management trust agreement, dated as of October 26, 2021, as amended by Amendment No. 3 dated October 27, 2023 (the “Trust Agreement”), by and between the Company and Equiniti Trust Company, LLC (the “Trustee”), to allow the Company to extend the Combination Period for one (1) month from November 29, 2023 to the Extended Date (the “Trust Agreement Amendment”, and such proposal, the “Trust Agreement Amendment Proposal”); and

•	Proposal No. 3 — The Adjournment Proposal — A proposal, by ordinary resolution, to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal (the “Adjournment Proposal”).

IOAC currently has 25 months from the consummation of the IPO, such date being November 29, 2023 to complete its initial business combination (the “Termination Date”).

The purpose of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, and, if necessary, the Adjournment Proposal, is to allow IOAC additional time to complete the proposed transactions (the “Business Combination”) pursuant to that certain Agreement and Plan of Merger and Reorganization, dated as of October 13, 2022 (as it may be amended, the “Merger Agreement”), by and among IOAC, Innovative International Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of IOAC (“Merger Sub”), Zoomcar, Inc., a Delaware corporation (“Zoomcar”) and Greg Moran, in the capacity as the representative of the Zoomcar stockholders (in such capacity, the “Seller Representative”) from and after the closing, (“Closing) of the Business Combination.

If both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the Company will have the right to extend the Combination Period for one (1) month to the Extended Date.

IOAC’s board of directors (the “Board”) has determined that it is in the best interests of IOAC to seek an extension of the Termination Date and have IOAC’s shareholders approve the proposals to allow for additional time to consummate the Business Combination if needed. IOAC intends to call an additional extraordinary general meeting to approve the Business Combination (referred to herein as the “Business Combination Meeting”). The Board believes that it is in the best interests of IOAC shareholders that an extension of the Combination Period (the “Extension”) be obtained so that IOAC will have an additional amount of time to consummate the Business Combination. Without the Extension, IOAC believes that there is significant risk that IOAC will not be able to complete the Business Combination on or before the Termination Date. If that were to occur, IOAC would be precluded from completing the Business Combination and would be forced to liquidate even if IOAC shareholders are otherwise in favor of consummating the Business Combination.

As contemplated by the Articles of Association, the holders IOAC’s Class A ordinary shares, par value $0.0001 per share, issued as part of the units sold in the IPO (the “Public Shares”) may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the trust account (the “Trust Account”), less franchise and income taxes payable, calculated as of two (2) business days prior to the consummation of the Special Meeting (the “Redemption”). You may elect to redeem your Public Shares in connection with the Special Meeting. However, unless IOAC shareholders approve the NTA Amendments at the Business Combination Meeting, IOAC will not proceed with the Extension or the Redemption if IOAC will not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account the Redemption.

On the Record Date (defined below), the redemption price per Public Share was approximately $11.45 (which is expected to be the same approximate amount two (2) business days prior to the Special Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $28.18 million as of the Record Date (including interest not previously released to IOAC to pay its taxes), divided by the total number of then outstanding Public Shares, taking into consideration all previous redemptions by shareholders. The closing price of the Class A ordinary shares on Nasdaq on the Record Date was $8.54. Accordingly, if the market price of the Class A ordinary shares were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a holder of Public Shares receiving approximately $2.91 more per share than if the Public Shares were sold in the open market. IOAC cannot assure shareholders that they will be able to sell their Class A ordinary shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. IOAC believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if IOAC does not complete the Business Combination on or before the Termination Date.

Approval of each of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Extension. In addition, unless IOAC shareholders approve the NTA Amendments at the Business Combination Meeting, IOAC will not proceed with the Extension or the Redemption if IOAC will not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account the Redemption (the “Redemption Limitation”).

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved, or if IOAC is otherwise unable to consummate its initial business combination by the Termination Date, IOAC will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of IOAC’s remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to IOAC’s obligations under Cayman Islands Law, to provide for claims of creditors and other requirements of applicable law.

To exercise your redemption rights, you must tender your Public Shares to IOAC’s transfer agent at least two (2) business days prior to the Special Meeting. You may tender your Public Shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to exercise your redemption rights.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the holders of the issued and outstanding Class A ordinary shares, and the Class B ordinary shares of par value $0.0001 per share, held by Innovative International Sponsor I LLC (the “Sponsor”) (such Class B shares, the “Founder Shares”) who, being present in person (including virtually) or represented by proxy at the Special Meeting or any adjournment thereof and entitled to vote on such matter, vote at the Special Meeting.

Approval of the Trust Agreement Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A ordinary Shares and Class B ordinary Shares, voting together as a single class. Pursuant to the Trust Agreement, we are in discussions to obtain written consent from the Underwriters.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the holders of the issued and outstanding Class A ordinary shares and the Founder Shares who, being present in person (including virtually) or represented by proxy at the Special Meeting or any adjournment thereof and entitled to vote on such matter, vote at the Special Meeting.

The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal at the Special Meeting.

Record holders of Class A ordinary shares and Founder Shares at the close of business on November 16, 2023 (the “Record Date”) are entitled to vote or have their votes cast at the Special Meeting. On the Record Date, there were 3,520,421 Class A ordinary shares issued and outstanding and 8,050,000 Founder Shares issued and outstanding. IOAC’s warrants do not have voting rights.

This proxy statement contains important information about the Special Meeting, the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Special Meeting, IOAC urges you to read this material carefully and vote your shares.

This proxy statement is dated November 24, 2023 and is first being mailed to shareholders on or about that date.

November 24, 2023	By Order of the Board of Directors,

/s/ Mohan Ananda
Mohan Ananda Chairman and Chief Executive Officer

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect IOAC’s current views with respect to, among other things, IOAC’s pending Business Combination with Zoomcar, its capital resources and results of operations. Likewise, IOAC’s financial statements and all of IOAC’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect IOAC’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. IOAC does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	IOAC’s ability to complete the Business Combination, including approval by the shareholders of IOAC;

•	the anticipated benefits of the Business Combination;

•	the volatility of the market price and liquidity of the Class A ordinary shares, Founder Shares and other securities of IOAC;

•	the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement;

•	the use of funds not held in the Trust Account or available to IOAC from interest income on the Trust Account balance; and

•	the competitive environment in which the company will operate following the Business Combination.

While forward-looking statements reflect IOAC’s good faith beliefs, they are not guarantees of future performance. IOAC disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause IOAC’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” below and in IOAC’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 31, 2023 and amended by other reports IOAC filed with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to IOAC (or to third parties making the forward-looking statements).

1

RISK FACTORS

You should consider carefully all of the risks described in (i) our final IPO prospectus filed with the SEC on October 28, 2021, (ii) the Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC on March 31, 2023 and (iii) the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023 filed with the SEC on November 20, 2023, and in other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete the Business Combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that an initial business combination will be consummated prior to the Extended Date. Our ability to consummate any initial business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek shareholder approval of an initial business combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve an initial business combination. Even if the Extension or an initial business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

If we are deemed to be an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”), we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, we would expect to abandon our efforts to complete an initial business combination and liquidate the Trust Account.

Under Sections 3(a)(1)(A) and (C) of the Investment Company Act, a company generally will be deemed to be an “investment company” for purposes of the Investment Company Act if (i) it is, or holds itself out as being, engaged primarily, or proposes to engage primarily, in the business of investing, reinvesting or trading in securities or (ii) it engages, or proposes to engage, in the business of investing, reinvesting, owning, holding or trading in securities, and it owns or proposes to acquire investment securities having a value exceeding 40% of the value of its total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. We do not believe that we are an “investment company,” as such term is defined in either of those sections of the Investment Company Act.

As of the Record Date, approximately $28.18 million in proceeds and interest income are being held in our Trust Account. In order to mitigate the risk that the Company could be deemed to be operating as an unregistered investment company under the Investment Company Act, the Company instructed the Trustee to liquidate the Company's investments in money market funds invested primarily in U.S. Treasury securities and thereafter to hold all funds in the Trust Account in cash or in U.S. Treasury securities until the earlier of the consummation of the initial business combination or the Company's liquidation.

In general, a company that is or holds itself out as being engaged primarily in the business of investing, reinvesting, or trading in securities may be deemed to be an investment company under the Investment Company Act. The Investment Company Act contains substantive legal requirements that regulate the manner in which “investment companies” are permitted to conduct their business activities. IOAC believes it has conducted its business in a manner that does not result in IOAC being characterized as an investment company. If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted, including:

•	restrictions on the nature of our investments; and

•	restrictions on the issuance of securities.

In addition, we would be subject to burdensome compliance requirements, including:

•	registration as an investment company with the SEC;

•	adoption of a specific form of corporate structure; and

•	reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations that we are currently not subject to.

As a result, if we were deemed to be an investment company under the Investment Company Act, we would expect to abandon our efforts to complete an initial business combination and liquidate the Trust Account. If we are unable to complete our initial business combination within the required time period and are required to liquidate the Trust Account, our public shareholders may receive only approximately $11.45 per share (based on the amount in the Trust Account as of Record Date), or less in certain circumstances, on the liquidation of our Trust Account, and our warrants will expire worthless. If we are required to liquidate, you may lose all or part of your investment in IOAC and our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire and become worthless.

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The Committee on Foreign Investment in the United States (“CFIUS”) or other regulatory agencies may modify, delay or prevent our initial business combination.

CFIUS has authority to review direct or indirect investments whereby a foreign person acquires “control” over or, for more sensitive businesses involving critical technology, critical infrastructure, and sensitive personal data, certain types of non-controlling rights in U.S. businesses. Some transactions within the jurisdiction of CFIUS trigger a mandatory CFIUS filing requirement. Otherwise, notifying CFIUS of a transaction within its jurisdiction is voluntary. CFIUS can reach out to parties to transactions within its jurisdiction that did not notify CFIUS and request that the parties submit a CFIUS notice and can self-initiate national security reviews. If CFIUS identifies national security concerns in connection with its review of an investment, CFIUS has the power to impose measures to mitigate such concerns and, in extreme cases, require the foreign person to divest of the investment. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, whether the investor/acquiror of the U.S. business is a “foreign person” or “foreign entity,” the nature and structure of the transaction, the level of beneficial ownership interest being acquired, and the nature of any information or governance rights acquired by the foreign investor. The Chief Operating Officer of the Company, who is also a director of the Company, is a non-U.S. person. Another director of the Company and an advisor of the Company are also non-U.S. persons. The Sponsor is not a non-U.S. person, is not controlled by a non-U.S. person and has no substantial ties with a non- U.S. person. The individuals mentioned above hold certain Founder Shares through the Sponsor. In addition, the Company currently is incorporated in the Cayman Islands, but prior to our initial business combination, the Company will change its jurisdiction of incorporation from the Cayman Islands to the State of Delaware. At that time, prior to the consummation of our initial business combination, we do not believe that the Company will be a “foreign entity” under the CFIUS regulations, but we cannot predict whether CFIUS would treat the Company as a foreign person/entity or whether CFIUS would consider our initial business combination, including the domestication and/or acquisition, as a covered transaction.

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Our initial business combination may be subject to CFIUS review, depending on the ultimate share ownership of the combined company following our business combination and other factors. As a result, the pool of potential targets with which we could complete an initial business combination may be limited. If we think the risk that our initial business combination will trigger a mandatory CFIUS filing is low and that our initial business combination otherwise does not raise sensitive national security concerns, we may determine to proceed with the transaction without notifying CFIUS and risk CFIUS intervention before or after closing the transaction. The time necessary for CFIUS review of the transaction or a decision to delay or prohibit the transaction may prevent our initial business combination from occurring within the applicable time period required under our Amended and Restated Memorandum and Articles of Association. If we are unable to consummate our initial business combination within the applicable time period required under our Amended and Restated Memorandum and Articles of Association, we will be required to wind up, redeem and liquidate. In such event, our shareholders will miss the opportunity to benefit from an investment in a target company and the appreciation in value of such investment through our initial business combination. Additionally, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.

The Excise Tax included in the Inflation Reduction Act of 2022 may decrease the value of our securities following our initial business combination, hinder our ability to consummate an initial business combination, and decrease the amount of funds available for distribution in connection with a liquidation.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including certain redemptions) of stock or shares by public U.S. corporations and certain U.S. subsidiaries of publicly-traded non-U.S. corporations occurring after December 31, 2022. The excise tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock or share issuances against the fair market value of stock or share repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of the excise tax. The IR Act applies only to repurchases that occur after December 31, 2022.

On December 27, 2022, the U.S. Department of the Treasury issued a notice that provides interim operating rules for the excise tax, including rules governing the calculation and reporting of the excise tax, on which taxpayers may rely until the forthcoming proposed Treasury regulations addressing the excise tax are published. Subject to potential exceptions, such notice generally provides that if a publicly traded U.S. corporation completely liquidates and dissolves, distributions in such complete liquidation and other distributions by such corporation in the same taxable year in which the final distribution in complete liquidation and dissolution is made are not subject to the excise tax. Although such notice clarifies certain aspects of the excise tax, the interpretation and operation of other aspects of the excise tax remain unclear, and such interim operating rules are subject to change. It remains uncertain in some respects whether, and/or to what extent, the excise tax could apply to any redemptions of our public shares after December 31, 2022, including any redemptions in connection with the Extension, an initial business combination, or in the event we do not consummate an initial business combination by the appropriate date and liquidate.

The Company has agreed that, to mitigate the current uncertainty surrounding the implementation of the IR Act, funds held in the Trust Account, including any interest thereon, will not be used to pay for any excise tax liabilities with respect to any future redemptions prior to or in connection with the Extension, an initial business combination or the liquidation of the Company.

The ability of our public shareholders to exercise redemption rights in connection with the effectiveness of the Extension Amendment with respect to a large number of our public shares may adversely affect the liquidity of our securities.

Pursuant to the Articles of Association and subject to the Redemption Limitation, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash in connection with the effectiveness of the Extension Amendment. The ability of our public shareholders to exercise such redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our ordinary shares. As a result, you may be unable to sell your shares even if the per-share market price is higher than the per-share redemption price paid to public shareholders that elect to redeem their public shares in connection with the effectiveness of the Extension Amendment.

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In the event the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and we amend our Articles of Association, Nasdaq may delist our securities from trading on its exchange following shareholder redemptions in connection with such amendment, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our Class A ordinary shares, units and warrants are listed on the Nasdaq Global Market (“Nasdaq”). We are subject to compliance with Nasdaq’s continued listing requirements in order to maintain the listing of our securities on Nasdaq. Such continued listing requirements for our Class A ordinary shares include, among other things, the requirement to maintain at least 400 public holders and at least 500,000 publicly held shares. Pursuant to the terms of the Articles of Association, in the event the Extension Amendment Proposal is approved and the Articles of Association are amended, public shareholders may elect to redeem their public shares and, as a result, we may not be in compliance with Nasdaq’s continued listing requirements.

We expect that if our Class A ordinary shares fail to meet Nasdaq’s continued listing requirements, our units and warrants will also fail to meet Nasdaq’s continued listing requirements for those securities. We cannot assure you that any of our ordinary shares, units or warrants will be able to meet any of Nasdaq’s continued listing requirements following any shareholder redemptions of our public shares in connection with the amendment of our Articles of Association pursuant to the Extension Amendment Proposal. If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange.

On March 31, 2023, we received a written notice from the Nasdaq Listing Qualifications Department indicating that we were not in compliance with Listing Rule 5450(b)(2)(A), requiring us to maintain a Market Value of Listed Securities of $50,000,000 for the continued listing of our securities on The Nasdaq Global Market. The letter states that we have 180 calendar days, or until September 27, 2023, to regain compliance with Listing Rule 5450(b)(2)(A). On October 9, 2023, we received a written notice from the Nasdaq Listing Qualifications Department indicating that, based on the number of beneficial holders and holders of record of the our ordinary shares (the “Total Holders”), we no longer meet Listing Rule 5450(a)(2), which requires listed companies to maintain a minimum of 400 Total Holders. We have a period of 45 calendar days, or until November 24, 2023, to submit a plan to regain compliance. The notices described above are only notifications of deficiency, not of imminent delisting, and have no current effect on the listing or trading of our securities on the Nasdaq Global Market. If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•	a limited availability of market quotations for our securities;

•	reduced liquidity for our securities;

•	a determination that our Class A ordinary shares constitute a “penny stock” which will require brokers trading in our Class A ordinary shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•	a limited amount of news and analyst coverage; and

•	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A ordinary shares, units and warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Q. Why am I receiving this proxy statement?

A. IOAC is a blank check company incorporated under the laws of the Cayman Islands on March 22, 2021, for the purpose of effecting a merger, capital stock exchange, share exchanges, asset acquisition, stock purchase, share purchase, reorganization or similar business combination with one or more businesses, without limitation as to business, industry or sector. IOAC’s registration statement on Form S-1 (File No. 333-260089) for IOAC’s IPO was declared effective by the SEC on October 26, 2021. On October 29, 2021, IOAC consummated its IPO of 23,000,000 units (the “IOAC Units”). Each IOAC Unit consists of one Class A ordinary share, $0.0001 par value per share, and one-half of one warrant, with each whole warrant entitling the holder to purchase one Class A ordinary share at $11.50 per share (“public warrant”). The IOAC Units were sold at an offering price of $10.00 per IOAC Unit, generating gross proceeds of $230,000,000. Simultaneously with the consummation of the IPO and the sale of the IOAC Units, IOAC consummated the sale of an aggregate of 1,060,000 Class A ordinary shares (the “Private Placement Shares”), at a price of $10.00 per share, in a private placement to the Sponsor, Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC (“CCM”), and Cantor Fitzgerald & Co. (“Cantor”), the representative of the underwriters of IOAC’s IPO, generating gross proceeds of $10,600,000. A total of $234,600,000 of the net proceeds from IOAC’s IPO and the private placement with the Sponsor, Cantor and CCM was initially deposited in the Trust Account established for the benefit of the holders of Public Shares.

Like most blank check companies, the Articles of Association provides for the return of the IPO proceeds held in trust to the holders of Public Shares sold in the initial public offering if there is no qualifying business combination(s) consummated on or before the Termination Date.

IOAC believes that it is in the best interests of IOAC shareholders to continue IOAC’s existence until the Extended Date if necessary, in order to allow IOAC additional time to complete the Business Combination and is therefore holding this Special Meeting.

IOAC intends to hold the a Business Combination Meeting to approve the Business Combination.

Q. When and where is the Special Meeting?

A. The Special Meeting will be held on November 29, 2023, at 11:00 a.m., Eastern Time at the offices of McDermott Will & Emery LLP, located at One Vanderbilt Avenue, New York, New York 10017 and via live webcast at https://web.lumiagm.com/228230513 password: innovative2023.

Q. What do I need in order to be able to participate in the Special Meeting online?

A. You can attend the Special Meeting via the Internet by visiting https://web.lumiagm.com/228230513 password: innovative2023. You will need the voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Special Meeting. If you do not have a voter control number, you will be able to listen to the Special Meeting only and you will not be able to vote or submit questions during the Special Meeting.

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Q. What are the specific proposals on which I am being asked to vote at the Special Meeting?

A. IOAC shareholders are being asked to consider and vote on the following proposals:

•	Proposal No. 1 — The Extension Amendment Proposal — A proposal, by special resolution, to amend the Articles of Association to give the Company the right to extend the Combination Period for one (1) month from November 29, 2023 to December 29, 2023 (the “Extension Amendment Proposal”);

•	Proposal No. 2 — The Trust Agreement Amendment Proposal — To amend the Trust Agreement to allow the Company to extend the Combination Period for one (1) month from November 29, 2023 to the Extended Date (the “Trust Agreement Amendment Proposal”); and

•	Proposal No. 3 — The Adjournment Proposal — A proposal, by ordinary resolution, to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal (the “Adjournment Proposal”).

Q. Are the proposals conditioned on one another?

A. Approval of each of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Extension. In addition, unless IOAC shareholders approve the NTA Amendments at the Business Combination Meeting, IOAC will not proceed with the Extension or the Redemption if IOAC will not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account the Redemption.

If the Extension is implemented and one or more IOAC shareholders elect to redeem their Public Shares pursuant to the Redemption, IOAC will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, and retain the remainder of the funds in the Trust Account for IOAC’s use in connection with consummating the Business Combination on or before the Extended Date.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved, or if IOAC is otherwise unable to consummate its initial business combination by the Termination Date, IOAC will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of IOAC’s remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to IOAC’s obligations under Cayman Islands Law, to provide for claims of creditors and other requirements of applicable law.

The Sponsor, IOAC’s officers and directors and the holders of the Founder Shares prior to the IPO (the “initial shareholders”) waived their rights to participate in any liquidating distribution with respect to the 8,050,000 Founder Shares and 960,000 Private Placement Shares held by them. There will be no distribution from the trust account with respect to IOAC’s warrants, which will expire worthless in the event IOAC dissolves and liquidates the trust account.

The Adjournment Proposal is conditioned on IOAC not obtaining the necessary votes for approving the Extension Amendment Proposal and the Trust Agreement Amendment Proposal prior to the Special Meeting in order to seek additional time to obtain sufficient votes in support of the Extension.

Q. Why is IOAC proposing the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal?

A. The Articles of Association provides for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares sold in the IPO if there is no qualifying business combination(s) consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow IOAC additional time to complete the Business Combination pursuant to the Merger Agreement, if needed.

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The Board believes that it is in the best interests of IOAC and IOAC shareholders that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Termination Date, IOAC will have an additional amount of time to consummate the Business Combination. Without the Extension, IOAC believes that there is significant risk that IOAC will not be able to complete the Business Combination on or before the Termination Date. If that were to occur, IOAC would be precluded from completing the Business Combination and would be forced to liquidate even if IOAC shareholders are otherwise in favor of consummating the Business Combination.

IOAC believes that given IOAC’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that IOAC is in the best position possible to consummate the Business Combination and that it is in the best interests of IOAC shareholders that IOAC obtain the Extension if needed. IOAC believes the Business Combination will provide significant benefits to its shareholders. For more information about the Business Combination, see the Joint Proxy/Written Consent Solicitation Statement .

You are not being asked to vote on the Business Combination at the Special Meeting. The vote by IOAC shareholders on the Business Combination will occur at an extraordinary general meeting, and the solicitation of proxies from IOAC shareholders in connection with such separate Business Combination Meeting, and the related right of IOAC shareholders to redeem in connection with the Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal and the Trust Agreement Amendment Proposal), will be the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are implemented, you should elect to “redeem” your Public Shares in connection with the Special Meeting.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved by IOAC shareholders, IOAC may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension. If the Adjournment Proposal is not approved by IOAC shareholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal.

Q. What vote is required to approve the proposals presented at the Special Meeting?

A. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of at least two-thirds of the holders of the issued and outstanding Class A ordinary shares and the Founder Shares who, being present in person (including virtually) or represented by proxy at the Special Meeting or any adjournment thereof and entitled to vote on such matter, vote at the Special Meeting. An IOAC’s shareholder’s failure to vote by proxy or to vote herself/himself/itself at the Special Meeting will not be counted towards the number of Class A ordinary shares and Founder Shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote, abstentions and broker non-votes will have no effect on the outcome of the proposal. The presence, oneself or by proxy, at the Special Meeting of the holders of outstanding Class A ordinary shares and Founder Shares representing one-third of all issued and outstanding Class A ordinary shares and Founder Shares entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the vote on the Extension Amendment Proposal.

Approval of the Trust Agreement Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A ordinary Shares and Class B ordinary Shares, voting together as a single class. Pursuant to the Trust Agreement, we are in discussions to obtain written consent from the Underwriters. An IOAC’s shareholder’s failure to vote by proxy or to vote herself/himself/itself at the Special Meeting will not be counted towards the number of Class A ordinary shares and Founder Shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote, abstentions and broker non-votes will have no effect on the outcome of the proposal. The presence, oneself or by proxy, at the Special Meeting of the holders of outstanding Class A ordinary shares and Founder Shares representing one-third of all issued and outstanding Class A ordinary shares and Founder Shares entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the vote on the Trust Agreement Amendment Proposal.

The Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the holders of the issued and outstanding Class A ordinary shares and the Founder Shares who, being present in person (including virtually) or represented by proxy at the Special Meeting or any adjournment thereof and entitled to vote on such matter, vote at the Special Meeting. Accordingly, an IOAC’s shareholder’s failure to vote by proxy or to vote oneself at the Special Meeting will not be counted towards the number of Class A ordinary shares and Founder Shares required to validly establish a quorum. However, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Special Meeting and will have no effect on the outcome of any vote on the Adjournment Proposal. The presence, oneself or by proxy, at the Special Meeting of the holders of outstanding Class A ordinary shares and Founder Shares representing one-third all issued and outstanding Class A ordinary shares and Founder Shares entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the vote on the Adjournment Proposal.

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Q. Why should I vote “FOR” the Extension Amendment Proposal?

A. IOAC believes its shareholders will benefit from IOAC consummating the Business Combination and is proposing the Extension Amendment Proposal to extend the date by which IOAC has to complete an initial business combination until the Extended Date. The Extension would give IOAC additional time to complete the Business Combination.

The Board believes that it is in the best interests of IOAC shareholders that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Termination Date, IOAC will have an additional amount of time to consummate the Business Combination. Without the Extension, IOAC believes that there is significant risk that IOAC will not be able to complete the Business Combination on or before the Termination Date. If that were to occur, IOAC would be precluded from completing the Business Combination and would be forced to liquidate even if IOAC shareholders are otherwise in favor of consummating the Business Combination.

IOAC believes that given IOAC’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that IOAC is in the best position possible to consummate the Business Combination and that it is in the best interests of IOAC shareholders that IOAC obtain the Extension if needed. IOAC believes the Business Combination will provide significant benefits to its shareholders. For more information about the Business Combination, see the Joint Proxy/Written Consent Solicitation Statement.

Q. Why should I vote “FOR” the Trust Agreement Amendment Proposal?

A. IOAC believes shareholders will benefit from IOAC consummating the Business Combination and is proposing the Trust Agreement Amendment Proposal to extend the date by which IOAC has to complete a business combination until the Extended Date. The Extension would give IOAC additional time to complete the Business Combination.

The Board believes that it is in the best interests of IOAC and its shareholders that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Termination Date, IOAC will have an additional amount of time to consummate the Business Combination. Without the Extension, IOAC believes that there is significant risk that IOAC will not be able to complete the Business Combination on or before the Termination Date. If that were to occur, IOAC would be precluded from completing the Business Combination and would be forced to liquidate even if IOAC shareholders are otherwise in favor of consummating the Business Combination.

IOAC believes that given IOAC’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that IOAC is in the best position possible to consummate the Business Combination and that it is in the best interests of IOAC shareholders that IOAC obtain the Extension as needed. IOAC believes the Business Combination will provide significant benefits to its shareholders. For more information about the Business Combination, see the Joint Proxy/Written Consent Solicitation Statement.

Q. Why should I vote “FOR” the Adjournment Proposal?

A. If the Adjournment Proposal is not approved by IOAC shareholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal.

If presented, the Board unanimously recommends that you vote in favor of the Adjournment Proposal.

Q. How will the initial shareholders vote?

A. The initial shareholders have advised IOAC that they intend to vote any Class A ordinary shares and Founder Shares over which they have voting control, in favor of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal.

The initial shareholders and their respective affiliates are not entitled to redeem any Founder Shares in connection with the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. On the Record Date, the Sponsor, IOAC’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 960,000 Private Placement Shares and 8,050,000 Founder Shares held by the Sponsor and the officers and directors of IOAC, together representing approximately seventy seven percent (77%) of IOAC’s issued and outstanding shares.

Q. What if I do not want to vote “FOR” the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal?

A. If you do not want the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

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If you fail to vote by proxy or to vote yourself at the Special Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established and, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal.

If you vote to “ABSTAIN” or if you do not provide instructions with your proxy card to your broker, bank or nominee, such abstentions (but not broker non-votes) will be counted in connection with the determination of whether a valid quorum is established and will have no effect on the outcome of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the Adjournment Proposal will not be presented for a vote.

Q. What happens if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved?

A. If there are insufficient votes to approve the Extension Amendment Proposal, IOAC may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved, or if IOAC is otherwise unable to consummate its initial business combination by the Termination Date, IOAC will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of IOAC’s remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to IOAC’s obligations under Cayman Islands Law, to provide for claims of creditors and other requirements of applicable law.

The Sponsor and the officers, directors and the initial shareholders of IOAC waived their rights to participate in any liquidation distribution with respect to the 8,050,000 Founder Shares and 960,000 Private Placement Shares held by them. There will be no distribution from the Trust Account with respect to IOAC’s warrants, which will expire worthless in the event IOAC dissolves and liquidates the Trust Account.

Q. If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, what happens next?

A. If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, IOAC will continue to attempt to consummate the Business Combination until the Extended Date. IOAC will file with the Cayman Islands Registrar of Companies an amendment to the Amended and Restated Memorandum and Articles of Association in substantially the form that appears in Annex A hereto and will continue its efforts to obtain approval of the Business Combination at an extraordinary general meeting and consummate the closing of the Business Combination on or before the Extended Date.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of IOAC held by IOAC’s officers, directors, the Sponsor and its affiliates. In addition, the Articles of Association provides that IOAC cannot redeem or repurchase Public Shares to the extent such redemption would result in IOAC’s failure to have at least $5,000,001 of net tangible assets upon its consummation of the Extension in accordance with the Articles of Association. As a result, unless IOAC shareholders approve the NTA Amendments at the Business Combination Meeting, IOAC will not proceed with the Extension or the Redemption if IOAC will not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account the Redemption.

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Q. Am I able to exercise my redemption rights in connection with the Business Combination?

A. If you do not choose to exercise Redemption rights in connection with the Special Meeting, you may choose to exercise Redemption rights in connection with the Business Combination if you are a holder of Public Shares as of the close of business on the record date for the Business Combination Meeting, and you will be able to vote to approve the Business Combination in the Business Combination Meeting, to be held at a later date. The Special Meeting relating to the Extension Amendment Proposal and Trust Agreement Amendment Proposal does not affect your right to elect to redeem your Public Shares in connection with the Business Combination, subject to any limitations set forth in the Articles of Association (including the requirement to submit any request for redemption in connection with the Business Combination on or before the date that is two business days before the special meeting of IOAC shareholders to vote on the Business Combination).

Q. Do I need to request that my shares be redeemed whether I vote for or against the Extension Amendment Proposal or the Trust Agreement Amendment Proposal?

A. Yes. Whether you vote for or against the Extension Amendment Proposal or the Trust Agreement Amendment Proposal, you may elect to redeem your shares. However, you will need to submit a redemption request for your Public Shares.

Q. May I change my vote after I have mailed my signed proxy card?

A. Yes. You may change your vote by:

•	entering a new vote by Internet or telephone;

•	sending a later-dated, signed proxy card addressed to IOAC located at Innovative International Acquisition Corp., 24681 La Plaza, Suite 300, Dana Point, CA 92629, so that it is received by IOAC’s Secretary on or before the Special Meeting; or

•	attending and voting, virtually via the Internet, during the Special Meeting.

You also may revoke your proxy by sending a notice of revocation to IOAC’s Secretary, which must be received by IOAC’s Secretary on or before the Special Meeting. Attending the Special Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Q. How are votes counted?

A. Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. With respect to the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal, abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will have no effect on outcome of any vote on the Extension Amendment Proposal or the Trust Agreement Amendment Proposal.

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Q. If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A. No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. IOAC believes that all of the proposals presented to the shareholders at this Special Meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on any of the proposals presented at the Special Meeting. If you do not provide instructions with your proxy card, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purposes of determining the existence of a quorum. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. Broker non-votes will have no effect on the outcome of any vote on the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal.

Q. What constitutes a quorum at the Special Meeting?

A. A quorum is the minimum number of IOAC shareholders necessary to hold a valid meeting.

One or more shareholders who together hold not less than one-third of the issued and outstanding Class A ordinary shares and the Founder Shares entitled to attend and vote at the Special Meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum.

Q. How do I vote?

A. If you were a holder of record of Class A ordinary shares on November 16, 2023, the Record Date for the Special Meeting, you may vote with respect to the proposals yourself at the Special Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail.   By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Special Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Special Meeting so that your shares will be voted if you are unable to attend the Special Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 11:59 p.m., Eastern Time, on November 28, 2023.

Voting by Internet.   Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting https://web.lumiagm.com/228230513 password: innovative2023 and entering the voter control number included on your proxy card.

Q. Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal?

A. Yes. After careful consideration of the terms and conditions of the Extension Amendment Proposal, the Board has determined that the Extension Amendment Proposal is in the best interests of IOAC and its shareholders. The Board unanimously recommends that IOAC shareholders vote “FOR” the Extension Amendment Proposal.

The Board has also determined that the Trust Agreement Amendment Proposal is in the best interests of IOAC and its shareholders. The Board unanimously recommends that IOAC shareholders vote “FOR” the Trust Agreement Amendment Proposal.

Additionally, the Board has determined that the Adjournment Proposal is in the best interests of IOAC and its shareholders. The Board unanimously recommends that IOAC shareholders vote “FOR” the Adjournment Proposal.

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Q. What interests do IOAC’s directors and officers have in the approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal?

A. IOAC’s directors and officers have interests in the Extension Amendment Proposal and the Trust Agreement Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class A ordinary shares and Founder Shares. See the section entitled “Extraordinary General Meeting of IOAC — Interests of the Initial Shareholders” in this proxy statement.

Q. Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal or the Trust Agreement Amendment Proposal?

A. No. There are no appraisal rights available to IOAC shareholders in connection with the Extension Amendment Proposal or the Trust Agreement Amendment Proposal.

Q. If I own a public warrant, can I exercise redemption rights with respect to my public warrants?

A. No. The holders of public warrants issued in connection with the IPO, which are exercisable for one Class A ordinary share at an exercise price of $11.50 per share have no redemption rights with respect to such public warrants.

Q. If I am a Unit holder, can I exercise redemption rights with respect to my Units?

A. No. Holders of outstanding Units must separate the underlying Class A ordinary shares and public warrants prior to exercising redemption rights with respect to the Public Shares.

If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee with written instructions to separate such Units into Public Shares and public warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units. See “How do I exercise my redemption rights?” below. The address of the Trustee is listed under the question “Who can help answer my questions?” below.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your Redemption rights.

Q. What do I need to do now?

A. You are urged to read carefully and consider the information contained in this proxy statement, including Annexes A and B, and to consider how the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q. How do I exercise my redemption rights?

A. In connection with the Extension Amendment Proposal and the Trust Agreement Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension, IOAC shareholders may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the Special Meeting, including interest earned on the funds held in the Trust Account and not previously released to IOAC to pay its taxes, divided by the number of then outstanding Public Shares, subject to the limitations described in the final prospectus dated October 26, 2021, filed in connection with the IPO and with the Redemption Limitation. However, unless IOAC shareholders approve the NTA Amendments at the Business Combination Meeting, IOAC will not proceed with the Extension or the Redemption if IOAC will not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account the Redemption.

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In order to exercise your redemption rights, you must, prior to 4:30 p.m. Eastern Time on November 27, 2023 (two (2) business days before the special meeting), (i) submit a written request to the Trustee, that IOAC redeem your Public Shares for cash, and (ii) deliver your shares to the Trustee physically or electronically through DTC. The address of IOAC’s transfer agent is listed under the question “Who can help answer my questions?” below. IOAC requests that any requests for redemption include the identity as to the beneficial owner making such request. Electronic delivery of your shares generally will be faster than delivery of physical share certificates.

A physical share certificate will not be needed if your shares are delivered to IOAC’s transfer agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and IOAC’s transfer agent will need to act to facilitate the request. It is IOAC’s understanding that shareholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because IOAC does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with IOAC’s consent, until the vote is taken with respect to the Business Combination. If you delivered your shares for redemption to the Trustee and decide within the required timeframe not to exercise your redemption rights, you may request that the Trustee return the shares (physically or electronically). Such requests may be made by contacting the Trustee at the phone number or address listed under the question “Who can help answer my questions?”

IOAC shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two (2) business days prior to the vote at the Special Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Special Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal is approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

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Q. What should I do if I receive more than one (1) set of voting materials for the Special Meeting?

A. You may receive more than one set of voting materials for the Special Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Separate voting materials will be mailed to IOAC shareholders for the Business Combination Meeting. Please be sure to complete, sign, date and return each proxy card and voting instruction card received relating to both the Special Meeting and the Business Combination Meeting.

Q. Who will solicit and pay the cost of soliciting proxies for the Special Meeting?

A. IOAC will pay the cost of soliciting proxies for the Special Meeting. IOAC has engaged Morrow Sodali, LLC, to assist in the solicitation of proxies for the Special Meeting. IOAC will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A ordinary shares for their expenses in forwarding soliciting materials to beneficial owners of Class A ordinary shares and in obtaining voting instructions from those owners. The directors, officers and employees of IOAC may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q. Who can help answer my questions?

A. If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Innovative International Acquisition Corp.
24681 La Plaza, Suite 300

Dana Point, CA 92629

(805) 907-0597

You may also contact the proxy solicitor for IOAC at:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: IOAC.info@investor.morrowsodali.com

To obtain timely delivery, IOAC shareholders must request the materials no later than November 21, 2023, or five (5) business days prior to the date of the Special Meeting. You may also obtain additional information about IOAC from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your Public Shares (either physically or electronically) to the transfer agent on or before 4:30 p.m., Eastern Time, on November 27, 2023 (two business days before the Special Meeting) in accordance with the procedures detailed under the question “How do I exercise my redemption rights?”. If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the transfer agent:

Equiniti Trust Company, LLC
6201 15th Ave Ste 3K
Brooklyn, New York 11219
Tel.: +1 (800) 937-5449

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EXTRAORDINARY GENERAL MEETING OF IOAC

This proxy statement is being provided to IOAC shareholders as part of a solicitation of proxies by the Board for use at the Special Meeting of IOAC to be held on November 29, 2023, and at any adjournment thereof. This proxy statement contains important information regarding the Special Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about November 24, 2023 to all shareholders of record of IOAC as of November 16, 2023, the record date for the Special Meeting. Shareholders of record who owned Class A ordinary shares or Founder Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Special Meeting.

Date, Time and Place of Special Meeting

The Special Meeting will be held at 11:00 a.m. Eastern Time on November 29, 2023 at the offices of McDermott Will & Emery LLP, located at One Vanderbilt Avenue, New York, New York 10017 and via live webcast at visiting https://web.lumiagm.com/228230513 password: innovative2023. The Special Meeting may be held at such other date, time and place to which such meeting may be adjourned, to consider and vote on the proposals.

Proposals at the Special Meeting

At the Special Meeting, IOAC shareholders will consider and vote on the following proposals:

•	Proposal No. 1 — The Extension Amendment Proposal — A proposal, by special resolution, to amend IOAC’s Amended and Restated Articles of Association to give the Company the right to extend the Combination Period for one (1) month from November 29, 2023 to December 29, 2023;

•	Proposal No. 2 — The Trust Agreement Amendment Proposal — A proposal, by the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A ordinary Shares and Class B ordinary Shares, voting together as a single class, to amend the Trust Agreement to allow the Company to extend the Combination Period for one (1) month from November 29, 2023 to the Extended Date; and

•	Proposal No. 3 — The Adjournment Proposal — A proposal, by ordinary resolution, to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal.

Voting Power; Record Date

As a shareholder of IOAC, you have a right to vote on certain matters affecting IOAC. The proposals that will be presented at the Special Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Special Meeting if you own Class A ordinary shares or Founder Shares at the close of business on November 16, 2023, which is the Record Date for the Special Meeting. You are entitled to one (1) vote for each Class A ordinary share or Founder Share that you own as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 11,570,421 issued and outstanding shares, of which 2,460,421 shares were held by holders of Public Shares and 1,060,000 Private Placement Shares and 8,050,000 Founder Shares were held by the initial shareholders.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum and Required Vote for Proposals for the Special Meeting

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of at least two-thirds of the holders of the issued and outstanding Class A ordinary shares and the Founder Shares who, being present in person (including virtually) or represented by proxy at the Special Meeting or any adjournment thereof and entitled to vote on such matter, vote at the Special Meeting. One or more shareholders who together hold not less than one-third of the issued and outstanding Class A ordinary shares and Founder Shares entitled to attend and vote at the Special Meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum. The failure to vote, abstentions and broker non-votes will have no effect on the outcome of the Extension Amendment Proposal.

Approval of the Trust Agreement Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A ordinary Shares and Class B ordinary Shares, voting together as a single class. Pursuant to the Trust Agreement, we are in discussions to obtain written consent from the Underwriters. The failure to vote, abstentions and broker non-votes will have no effect on the outcome of the Trust Agreement Amendment Proposal.

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The Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the holders of the issued and outstanding Class A ordinary shares and the Founder Shares who, being present in person (including virtually) or represented by proxy at the Special Meeting or any adjournment thereof and entitled to vote on such matter, vote at the Special Meeting. The failure to vote, abstentions and broker non-votes will have no effect on the outcome of the Adjournment Proposal.

It is possible that IOAC will not be able to complete its initial business combination on or before the Termination Date, or by the Extended Date if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved. If IOAC fails to complete its initial business combination on or before the Termination Date, or by the Extended Date if the Extension Amendment Proposal and the Trust Agreement Amendment are approved, IOAC will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares.

Voting Your Shares — Shareholders of Record

If you are an IOAC shareholder of record, you may vote by mail, Internet or telephone. Each Class A ordinary share or Founder Share that you own in your name entitles you to one (1) vote on each of the proposals for the Special Meeting. Your one (1) or more proxy cards show the number of Class A ordinary shares or Founder Shares that you own.

Voting by Mail. You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Special Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Special Meeting so that your shares will be voted if you are unable to attend the Special Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board. The Board unanimously recommends voting “FOR” the Extension Amendment Proposal, “FOR” the Trust Agreement Amendment Proposal and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by 11:59 p.m. Eastern Time, on November 28, 2023.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting https://web.lumiagm.com/228230513 password: innovative2023 and entering the voter control number included on their proxy card.

Voting Your Shares — Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from IOAC. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote yourself at the Special Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Special Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

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After obtaining a valid legal proxy from your broker, bank or other agent, you must then register to attend the Special Meeting by submitting proof of your legal proxy reflecting the number of your shares along with your name and email address to the Trustee. Requests for registration should be directed to proxy@astfinancial.com or to facsimile number 718-765-8730. Written requests can be mailed to:

Equiniti Trust Company, LLC

Attn: Proxy Tabulation Department

6201 15th Avenue

Brooklyn, NY 11219

Requests for registration must be labeled as “Legal Proxy” and be received no later than 4:30 p.m., Eastern Time, on November 21, 2023.

You will receive a confirmation of your registration by email after IOAC receives your registration materials. You may attend the Special Meeting by visiting https://web.lumiagm.com/228230513 password: innovative2023. You will also need a voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Special Meeting. Follow the instructions provided to vote. IOAC encourages you to access the Special Meeting prior to the start time leaving ample time for the check in.

Attending the Special Meeting

The Special Meeting will be held at 11:00 a.m., Eastern Time, on November 29, 2023 and virtually via live webcast on the Internet. You will be able to attend the Special Meeting in person at the offices of McDermott Will & Emery LLP, located at One Vanderbilt Avenue, New York, New York 10017 and virtually by visiting https://web.lumiagm.com/228230513 password: innovative2023. In order to vote or submit a question during the Special Meeting, you will also need the voter control number included on your proxy card. If you do not have the control number, you will be able to listen to the Special Meeting only by registering as a guest and you will not be able to vote or submit your questions during the Special Meeting.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Special Meeting or at the Special Meeting by doing any one of the following:

•	you may send another proxy card with a later date;

•	you may notify IOAC’s Secretary in writing to Innovative International Acquisition Corp., 24681 La Plaza, Suite 300, Dana Point, CA 92629, before the Special Meeting that you have revoked your proxy; or

•	you may attend the Special Meeting, revoke your proxy, and vote oneself, as indicated above.

No Additional Matters

The Special Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal. Under the Articles of Association, other than procedural matters incident to the conduct of the Special Meeting, no other matters may be considered at the Special Meeting if they are not included in this proxy statement, which serves as the notice of the Special Meeting.

IOAC intends to hold the Business Combination Meeting to approve the Business Combination.

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Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your shares, you may call Morrow Sodali, LLC, IOAC’s proxy solicitor, at (800) 662-5200 or banks and brokers can call at (203) 658-9400.

Redemption Rights

In connection with the Extension Amendment Proposal and the Trust Agreement Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension, each holder of Public Shares may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes. If you exercise your Redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. However, unless IOAC shareholders approve the NTA Amendments at the Business Combination Meeting, IOAC will not proceed with the Extension or the Redemption if IOAC will not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account the Redemption.

In order to exercise your Redemption rights you must:

•	if you hold Units, separate the underlying Public Shares and public warrants;

•	on or before 4:30 p.m., Eastern Time, two business days before the Special Meeting, tender your shares physically or electronically and submit a request in writing that IOAC redeem your Public Shares for cash to the Trustee, the transfer agent, at the following address:

Equiniti Trust Company, LLC
6201 15th Ave Ste 3K
Brooklyn, New York 11219
Tel.: +1 (800) 937-5449

and

•	deliver your Public Shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Special Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote at the Special Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

Holders of outstanding Units must separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee, with written instructions to separate such Units into Public Shares and public warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units.

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If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Units to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Each redemption of a Public Share by holders of Public Shares will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $28.18 million as of the Record Date, taking into consideration all previous redemptions by shareholders. Prior to their exercising Redemption rights, IOAC shareholders should verify the market price of the Class A ordinary shares, as shareholders may receive higher proceeds from the sale of their Class A ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the Class A ordinary shares when you wish to sell your shares.

If you exercise your Redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of IOAC, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If the Extension Amendment Proposal or the Trust Agreement Amendment is not approved or if IOAC is otherwise unable to consummate its initial business combination by the Termination Date, IOAC will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares and all of IOAC’s warrants will expire worthless.

Your right to redeem in connection with the Special Meeting relating to the Extension Amendment Proposal and the Trust Agreement Amendment Proposal does not affect the right of IOAC shareholders to elect to redeem their Public Shares in connection with the Business Combination, which is a separate and additional redemption right available to IOAC shareholders.

Appraisal Rights

There are no appraisal rights available to IOAC shareholders in connection with the Extension Amendment Proposal or the Trust Agreement Amendment Proposal.

Proxy Solicitation Costs

IOAC is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or on the Internet. IOAC has engaged Morrow Sodali, LLC to assist in the solicitation of proxies for the Special Meeting. IOAC and its directors, officers and employees may also solicit proxies on the Internet. IOAC will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

IOAC will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. IOAC will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to IOAC shareholders. Directors, officers and employees of IOAC who solicit proxies will not be paid any additional compensation for soliciting.

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Interests of the Initial Shareholders

In considering the recommendation of our board to vote in favor of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, shareholders should be aware that, aside from their interests as shareholders, the initial shareholders have interests in the Business Combination that are different from, or in addition to, those of other shareholders generally. IOAC’s directors were aware of and considered these interests, among other matters, in evaluating the Business Combination, in recommending to shareholders that they approve the Business Combination and in agreeing to vote their shares in favor of the Business Combination. Shareholders should take these interests into account in deciding whether to approve the Business Combination. These interests include, among other things:

•	If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and the Business Combination is not consummated by November 29, 2023 (or such later date that may be approved by IOAC shareholders), IOAC will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding IOAC public shares for cash and, subject to the approval of its remaining shareholders and its board of directors, liquidate and dissolve. In such event, the 8,050,000 Founder Shares held by the Sponsor and IOAC’s directors and officers, which were acquired for an aggregate purchase price of $25,000 prior to the IPO, or approximately $0.003 per share, would be worthless because the holders are not entitled to participate in any redemption or distribution with respect to such shares. Such shares had an aggregate market value of approximately $68,747,000 based upon the closing price of $8.54 per share on Nasdaq on November 16, 2023. On the other hand, if the Business Combination is consummated, each Founder Share will automatically convert into Class A ordinary shares at the time of the Business Combination on a one-for-one basis, which will be converted into the right to receive one share of common stock of Zoomcar Holdings, Inc., the continuing company following the Business Combination and related domestication (referred to herein as “New Zoomcar”).

•	Simultaneously with the consummation of the IPO, the Sponsor purchased 960,000 Class A ordinary shares at a price of $10.00 per share for an aggregate of $9,600,000 in connection with the private placement. Such private placement shares have an aggregate market value of approximately $81,984,000 based upon the closing per share price of $8.54 on Nasdaq on November 16, 2023. If the Business Combination is consummated, each outstanding Private Placement Share will be converted into the right to receive the same number of shares of New Zoomcar common stock.

•	The Sponsor has agreed not to redeem any Class A ordinary shares or Founder Shares, held by it in connection with a shareholder vote to approve a proposed initial business combination.

•	The Sponsor and IOAC’s officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Founder Shares and Private Placement Shares held by them if IOAC fails to complete an initial business combination by November 29, 2023 (or such later date that may be approved by IOAC shareholders, such as the Extended Date).

•	The potential continuation of certain of IOAC’s directors and officers as directors or officers of New Zoomcar.

•	The continued indemnification of current directors and officers of IOAC and the continuation of directors’ and officers’ liability insurance after the Business Combination.

•	The Sponsor (or an affiliate of the Sponsor) would be entitled to the repayment of any outstanding working capital loans and advances that have been made to IOAC. On September 7, 2022, IOAC issued, with Board approval, an unsecured promissory note (the “September 2022 Note”), in the amount of up to $500,000 to Ananda Small Business Trust (“Ananda Trust”), an affiliate of the Sponsor and of Mohan Ananda and Elaine Price, Chief Executive Officer and Chief Financial Officer of IOAC, respectively. The September 2022 Note bears no interest, and the principal balance is payable on the date of the consummation of IOAC’s initial business combination. On or before the maturity date, Ananda Trust has the option to convert all or any portion of the principal outstanding under the September 2022 Note into Class A ordinary shares of IOAC at a conversion price of $10.00 per share. The terms of such shares, if any, would be identical to the terms of the Private Placement Shares. On January 3, 2023, IOAC issued, with Board approval, an unsecured promissory note (the “January 2023 Note”), in the amount of up to $500,000 to Ananda Trust. The January 2023 Note bears no interest, and it is non-convertible. The principal balance is payable on the date of the consummation of IOAC’s initial business combination. On May 10, 2023, IOAC issued, with Board approval, an unsecured promissory note (the “May 2023 Note”), in the amount of up to $500,000 to the Sponsor. The May 2023 Note bears no interest, and it is non-convertible. The principal balance is payable on the date of the consummation of IOAC’s initial business combination. On August 18, 2023, IOAC issued, with IOAC Board approval, an unsecured promissory note (the “August 2023 Note”), in the amount of up to $500,000 to the Sponsor. The August 2023 Note bears no interest, and it is non-convertible. The principal balance is payable on the date of the consummation of IOAC’s initial business combination. As of August 31, 2023, there was $1,625,000 outstanding under promissory notes to fund operating costs, including $500,000 under the September 2022 Note. $500,000 under the January 2023 Note, $500,000 under the May 2023 Note and $125,000 under the August 2023 Note. If IOAC fails to complete an initial business combination by November 29, 2023, IOAC may use a portion of the funds held outside the Trust Account to repay such loans, but no proceeds held in the Trust Account can be used to repay such loans. If the Business Combination or another initial business combination is not consummated, the September 2022 Note and the January 2023 Note may not be repaid to Ananda Trust, in whole or in part, and the May 2023 Note and August 2023 Note may not be repaid to the Sponsor, in whole or in part.

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•	On January 19, 2023, IOAC issued an unsecured promissory note (the “First Extension Note”) to the Sponsor. As of March 31, 2023, $495,000 was outstanding under the First Extension Note. On July 20, 2023, IOAC issued an unsecured promissory note (the “Second Extension Note”) to the Sponsor. As of August 31, 2023, $162,624 was outstanding under the Second Extension Note. If the Business Combination or another initial business combination is not consummated, the First Extension Note and the Second Extension Note may not be repaid to Sponsor, in whole or in part.

•	The Sponsor and IOAC’s officers and directors can earn a positive rate of return on their investment, even if other IOAC shareholders experience a negative rate of return in the post-business combination company.

•	Ananda Trust, an affiliate of the Sponsor, and of Mohan Ananda and Elaine Price, the Chief Executive Officer and Chief Financial Officer of IOAC, respectively, entered into a subscription agreement (the “Ananda Trust Subscription Agreement”) to subscribe for 1,000,000 newly issued shares of New Zoomcar common stock at a purchase price of $10.00 per share, contingent upon the Closing. Furthermore, simultaneously with the signing of the Merger Agreement, Ananda Trust also invested an aggregate of $10,000,000 in Zoomcar (the “Ananda Trust Investment”), in exchange for a convertible promissory note issued by Zoomcar to Ananda Trust (the “Ananda Trust Note”). Ananda Trust’s payment obligations under the Ananda Trust Subscription Agreement will be offset against the repayment obligations of Zoomcar under the Ananda Trust Note upon the Closing. If the Business Combination does not close by the one-year anniversary of the Ananda Trust Investment, the Ananda Trust Note would be converted into shares of Zoomcar. Other than the Ananda Trust Investment, none of the Sponsor or IOAC’s officers or directors have any financial interest in Zoomcar.

•	Mohan Ananda, Chairman and Chief Executive Officer of IOAC, may be deemed to have or share beneficial ownership of the founder shares and Private Placement Shares held directly by the Sponsor by virtue of his role as manager of the Sponsor.

•	The Sponsor (including its representatives and affiliates) and certain of IOAC’s officers and directors presently have, and any of them in the future may have additional, fiduciary or contractual obligations to other entities pursuant to which such officer or director is or will be required to present business combination opportunities to such entity. Accordingly, if any of its officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such opportunity to such entity. IOAC does not believe, however, that any fiduciary duties or contractual obligations of its officers had any impact on its search for a potential business combination. The Articles of Association provide that IOAC renounces its interest in any corporate opportunity offered to any director or officer to the fullest extent permitted by applicable law. IOAC is not aware of any such corporate opportunities not being offered to it, nor does IOAC believe that the limitation of the application of the corporate opportunity doctrine in the Articles of Association had any impact on its search for a potential business combination.

•	In order to protect the amounts held in the Trust Account, the Sponsor has agreed that it will be liable to IOAC if and to the extent any claims by a vendor for services rendered or products sold to IOAC, or a prospective target business with which IOAC has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account. This liability will not apply with respect to any claims by a third party who executed a waiver of any right, title, interest or claim of any kind in or to any monies held in the Trust Account or to any claims under our indemnity of the underwriter of IOAC’s initial public offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

•	Following consummation of the Business Combination, the Sponsor, IOAC’s officers and directors and their respective affiliates would be entitled to reimbursement for certain reasonable out-of-pocket expenses related to identifying, investigating and consummating an initial business combination, and repayment of any other loans, if any, and on such terms as to be determined by IOAC from time to time, made by the Sponsor or certain of our officers and directors to finance transaction costs in connection with an intended initial business combination. As of August 31, 2023, an aggregate amount of approximately $2,777,624 had been incurred or accrued in respect of such reimbursement obligations, comprised of $1,625,000 outstanding under promissory notes to fund operating costs, $990,000 outstanding under the First Extension Note and $162,624 outstanding under the Second Extension Note.

•	Up to an aggregate amount of $1,500,000 of any amounts outstanding under any working capital loans made by the Sponsor or any of its affiliates to IOAC may be converted into Class A ordinary shares of IOAC at a price of $10.00 per share at the option of the lender.

•	Under the terms of the Amended and Restated Registration Rights Agreement, New Zoomcar will grant holders of IOAC founder shares certain customary demand, shelf and piggyback registration rights with respect to their shares of New Zoomcar common stock.

Additionally, if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and IOAC consummates an initial business combination, the officers and directors of IOAC may have additional interests as described in the joint proxy statement/prospectus for such transaction.

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PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL

Overview

IOAC is proposing to amend its Articles of Association to extend the date by which IOAC has to consummate a business combination to the Extended Date so as to give IOAC additional time to complete the Business Combination. A copy of the proposed amendment to the Amended and Restated Memorandum and Articles of Association of IOAC is attached to this proxy statement as part of Annex A.

The Business Combination qualifies as a “business combination” under the Articles of Association.

IOAC intends to hold the Business Combination Meeting to approve the Business Combination. The Board believes that it is in the best interests of IOAC shareholders that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Termination Date, IOAC will have an additional amount of time to consummate the Business Combination. Without the Extension, IOAC believes that there is significant risk that IOAC will not be able to complete the Business Combination on or before the Termination Date. If that were to occur, IOAC would be precluded from completing the Business Combination and would be forced to liquidate even if IOAC shareholders are otherwise in favor of consummating the Business Combination.

Articles of Association

IOAC believes that given IOAC’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that IOAC is in the best position possible to consummate the Business Combination and that it is in the best interests of IOAC shareholders that IOAC obtain the Extension if needed. IOAC believes the Business Combination will provide significant benefits to its shareholders. For more information about the Business Combination, see the Joint Proxy/Written Consent Solicitation Statement .

As contemplated by the Articles of Association, the holders of the Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Extension is implemented. However, unless IOAC shareholders approve the NTA Amendments at the Business Combination Meeting, IOAC will not proceed with the Extension or the Redemption if IOAC will not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account the Redemption. You may elect to redeem your Public Shares in connection with the Special Meeting.

On the Record Date, the redemption price per Public Share was approximately $11.45 (which is expected to be the same approximate amount two (2) business days prior to the Special Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $28.18 million as of the Record Date (including interest not previously released to IOAC to pay its taxes), divided by the total number of then outstanding Public Shares, taking into consideration all previous redemptions by shareholders. The closing price of the Class A ordinary shares on the Nasdaq Global Market on the Record Date was $8.54. Accordingly, if the market price of the Class A ordinary shares were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a holder of Public Shares receiving approximately $2.91 more per share than if the Public Shares were sold in the open market. IOAC cannot assure shareholders that they will be able to sell their Class A ordinary shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. IOAC believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if IOAC does not complete the Business Combination on or before the Termination Date.

Reasons for the Extension Amendment Proposal

On October 13, 2022, IOAC announced that it had entered into a definitive agreement for the Business Combination with Zoomcar. Based in part on the unanimous recommendation of the special committee composed entirely of independent directors, the Board has unanimously (i) approved and declared advisable the Merger Agreement, the Merger and the other transactions contemplated thereby, and (ii) resolved to recommend approval of the Merger Agreement and related matters by IOAC shareholders. IOAC will hold a meeting of shareholders to consider and approve the proposed Business Combination and a proxy statement/prospectus will be sent to all IOAC shareholders prior to the meeting. IOAC and the other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there may not be sufficient time before November 29, 2023 (its current termination date) to hold a special meeting to obtain the requisite shareholder approval of, and to consummate, the Business Combination.

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The Articles of Association currently provide that IOAC has until the Termination Date to complete an initial business combination. IOAC and its officers and directors agreed that they would not seek to amend the Articles of Association to allow for a longer period of time to complete a business combination unless IOAC provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board believes that it is in the best interests of IOAC shareholders that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Termination Date, IOAC will have an additional amount of time to consummate the Business Combination. Without the Extension, IOAC believes that there is significant risk that IOAC will not be able to complete the Business Combination on or before the Termination Date. If that were to occur, IOAC would be precluded from completing the Business Combination and would be forced to liquidate even if IOAC shareholders are otherwise in favor of consummating the Business Combination.

The Extension Amendment Proposal is essential to allowing IOAC additional time to consummate the Business Combination in the event the Business Combination is for any reason not completed on or before the Termination Date. Approval of each of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Extension. In addition, unless IOAC shareholders approve the NTA Amendments at the Business Combination Meeting, IOAC will not proceed with the Extension or the Redemption if IOAC will not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account the Redemption.

IOAC believes that given IOAC’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that IOAC is in the best position possible to consummate the Business Combination and that it is in the best interests of IOAC shareholders that IOAC obtain the Extension if needed. IOAC believes the Business Combination will provide significant benefits to its shareholders. For more information about the Business Combination, see the Joint Proxy/Written Consent Solicitation Statement.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved or if IOAC is otherwise unable to consummate its initial business combination by the Termination Date, IOAC will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay IOAC’s taxes payable and for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of IOAC’s remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in the case of clauses (ii) and (iii) above to IOAC’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

The Sponsor and the officers, directors and the initial shareholders of IOAC have waived their rights to participate in any liquidation distribution with respect to the 8,050,000 Founder Shares and 960,000 Private Placement Shares held by them. There will be no distribution from the Trust Account with respect to IOAC’s warrants, which will expire worthless in the event IOAC dissolves and liquidates the Trust Account.

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If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, IOAC intends to file with the Cayman Islands Registrar of Companies an amendment to the Amended and Restated Memorandum and Articles of Association in substantially the form that appears in Annex A hereto to extend the time it has to complete a business combination until the Extended Date. IOAC will then continue to attempt to consummate a business combination until the Extended Date. IOAC will remain a reporting company under the Exchange Act and its Units, Public Shares and public warrants will remain publicly traded during this time.

You are not being asked to vote on the Business Combination at the Special Meeting. The vote by IOAC shareholders on the Business Combination will occur at a separate Business Combination Meeting of IOAC shareholders, and the solicitation of proxies from IOAC shareholders in connection with such separate Business Combination Meeting, and the related right of IOAC shareholders to redeem in connection with the Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal and the Trust Agreement Amendment Proposal), will be the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are implemented, you should elect to “redeem” your Public Shares in connection with the Special Meeting.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension, each public shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes owed on such funds but not yet paid. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. However, unless IOAC shareholders approve the NTA Amendments at the Business Combination Meeting, IOAC will not proceed with the Extension or the Redemption if IOAC will not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account the Redemption.

In order to exercise your redemption rights, you must:

•	if you hold Units, separate the underlying Public Shares and public warrants;

•	on or before two business days before the Special Meeting, tender your shares physically or electronically and submit a request in writing that IOAC redeem your Public Shares for cash to the Trustee, at the following address:

Equiniti Trust Company, LLC
6201 15th Ave Ste 3K
Brooklyn, New York 11219
Tel.: +1 (800) 937-5449

and

•	deliver your Public Shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Special Meeting.

Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two (2) weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

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Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote at the Special Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

Holders of outstanding Units must separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee, with written instructions to separate such Units into Public Shares and public warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Units to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Each redemption of a Public Share by IOAC’s public shareholders will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $28.18 million as of the Record Date, taking into consideration all previous redemptions by shareholders. Prior to their exercising redemption rights, IOAC shareholders should verify the market price of the Public Shares, as shareholders may receive higher proceeds from the sale of their shares of Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the Public Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account.

You will have no right to participate in, or have any interest in, the future growth of IOAC, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If the Extension Amendment Proposal is not approved and IOAC does not consummate an initial business combination on or before the Termination Date, IOAC will be required to dissolve and liquidate the trust account by returning the then remaining funds in such account to the public shareholders and all of IOAC’s warrants will expire worthless.

Your right to redeem in connection with the Special Meeting relating to the Extension Amendment Proposal does not affect the right of IOAC shareholders to elect to redeem their Public Shares in connection with the Business Combination, which is a separate and additional redemption right available to IOAC shareholders. Shareholders of IOAC seeking to exercise their redemption rights in connection with the Business Combination should follow the instructions for the exercise of such rights set forth in the proxy statement/prospectus relating to the Business Combination Meeting.

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Certain Material U.S. Federal Income Tax Consequences

The following discussion is a summary of certain United States federal income tax considerations for holders of our shares with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. This summary does not discuss all aspects of United States federal income taxation that may be relevant to particular investors in light of their individual circumstances, such as investors subject to special tax rules including:

•	financial institutions or financial services entities;
•	broker-dealers;
•	taxpayers that are subject to the mark-to-market tax accounting rules;
•	tax-exempt entities;
•	governments or agencies or instrumentalities thereof;
•	insurance companies;
•	regulated investment companies;
•	real estate investment trusts;
•	persons liable for alternative minimum tax;
•	expatriates or former long-term residents of the United States;
•	persons that actually or constructively own five percent or more of our voting shares;
•	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;
•	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transactions;
•	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;
•	controlled foreign corporations; or
•	passive foreign investment companies.

In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax.

In addition, this summary is limited to investors that hold our shares as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our shares, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our shares, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

We have not sought, and will not seek, a ruling from the IRS as to any United States federal income tax consequence described herein. The IRS may disagree with the tax consequences described herein, and no assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described herein. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

WE URGE HOLDERS OF OUR CLASS A ORDINARY SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

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U.S. Federal Income Tax Considerations for U.S. Holders

This section is addressed to U.S. Holders of our shares that elect to have their shares of the Company redeemed for cash (a “Redeeming U.S. Holder”). For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its shares of the Company and is:

•	an individual who is a United States citizen or resident of the United States as determined for United States federal income tax purposes;
•	a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;
•	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or
•	a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Redemption of Shares

The balance of the discussion under this heading is subject in its entirety to the discussion below under the heading “Passive Foreign Investment Company Rules.” If we are considered a “passive foreign investment company” for United States federal income tax purposes (which we are likely to be, unless a “start-up” exception applies), then the tax consequences of the redemption will be as described in that discussion.

Subject to the preceding, a Redeeming U.S. Holder will generally be considered to have sold or exchanged its shares in a taxable transaction and recognize capital gain or loss equal to the difference between the amount realized on the redemption and such shareholder’s adjusted basis in the shares exchanged if the Redeeming U.S. Holder’s ownership of shares is completely terminated or if the redemption meets certain other tests described below. Special constructive ownership rules apply in determining whether a Redeeming U.S. Holder’s ownership of shares is treated as completely terminated (and in general, such Redeeming U.S. Holder may not be considered to have completely terminated its interest if it continues to hold our warrants). If gain or loss treatment applies, such gain or loss will be long-term capital gain or loss if the holding period of such shares is more than one year at the time of the exchange. It is possible that because of the redemption rights associated with our shares, the holding period of such shares may not be considered to begin until the date of such redemption (and thus it is possible that long-term capital gain or loss treatment may not apply to shares redeemed in the redemption). Shareholders who hold different blocks of shares (generally, shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Cash received upon redemption that does not completely terminate the Redeeming U.S. Holder’s interest will still give rise to capital gain or loss, if the redemption is either (i) “substantially disproportionate” or (ii) “not essentially equivalent to a dividend.” In determining whether the redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just shares actually owned but also shares underlying rights to acquire our shares (including for these purposes our warrants) and, in some cases, shares owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain affiliated entities.

Generally, the redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the outstanding voting shares (including all classes which carry voting rights) of the Company is reduced immediately after the redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such shares immediately before the redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of the outstanding shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership immediately before the redemption; and (iii) the Redeeming U.S. Holder owns, immediately after the redemption, less than 50% of the total combined voting power of all classes of shares of the Company entitled to vote. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that U.S. holder. At a minimum, however, the redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of the Company. The IRS has ruled that any reduction in a shareholder’s proportionate interest is a “meaningful reduction” if the shareholder’s relative interest in the corporation is minimal and the shareholder does not have meaningful control over the corporation.

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If none of the redemption tests described above give rise to capital gain or loss, the consideration paid to the Redeeming U.S. Holder will be treated as dividend income for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits. However, for purposes of the dividends-received deduction and of “qualified dividend” treatment, due to the redemption right, a Redeeming U.S. Holder may be unable to include the time period prior to the redemption in the shareholder’s “holding period.” Any distribution in excess of our earnings and profits will reduce the Redeeming U.S. Holder’s basis in the shares (but not below zero), and any remaining excess will be treated as gain realized on the sale or other disposition of the shares.

As these rules are complex, U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.

Certain Redeeming U.S. Holders who are individuals, estates or trusts pay a 3.8% tax on all or a portion of their “net investment income” or “undistributed net investment income” (as applicable), which may include all or a portion of their capital gain or dividend income from their redemption of shares. Redeeming U.S. Holders should consult their tax advisors regarding the effect, if any, of the net investment income tax.

Passive Foreign Investment Company Rules

A non-U.S. corporation (i.e., a Cayman Islands company) will be a passive foreign investment company (or “PFIC”) for U.S. tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because we are a blank check company, with no current active business, we believe that it is likely that we have met the PFIC asset or income test beginning with our initial taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income, if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years. The actual PFIC status of the Company for its current taxable year or any subsequent taxable year will not be determinable until after the end of such taxable year. If we do not satisfy the start-up exception, we will likely be considered a PFIC since our date of formation, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. Holder who held our securities at any time that we were considered to be a PFIC).

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If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

•	any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares or warrants (which would include the redemption, if such redemption is treated as a sale under the rules discussed above, under the heading “Redemption of Shares”); and
•	any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed above.

Under these special rules:

•	any gain or “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. H the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares or warrants;
•	the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;
•	the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and
•	the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our warrants) by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the warrants. If a Redeeming U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the warrants for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A QEF election may not be made with respect to our warrants. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

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In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election. However, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

Although a determination as to our PFIC status will be made annually, a determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of ours that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

Alternatively, if a Redeeming U.S. Holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the Redeeming U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the Redeeming U.S. Holder makes a valid mark-to-market election for the first taxable year of the Redeeming U.S. Holder in which the Redeeming U.S. Holder holds (or is deemed to hold) shares and for which we are determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect to its shares. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to our warrants.

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The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including the Nasdaq Global Market, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our shares under their particular circumstances.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares, and/or warrants should consult with their tax advisors concerning the application of the PFIC rules in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our shares that elect to have their shares of the Company redeemed for cash (“Redeeming Non-U.S. Holders). For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its shares of the Company and is not a U.S. Holder.

Any Redeeming Non-U.S. Holder will not be subject to U.S. federal income tax on any capital gain recognized as a result of the exchange unless:

•	such shareholder is an individual who is present in the United States for 183 days or more during the taxable year in which the redemption takes place and certain other conditions are met; or
•	such shareholder is engaged in a trade or business within the United States and any gain recognized in the exchange is treated as effectively connected with such trade or business (and, if an income tax treaty applies, the gain is attributable to a permanent establishment maintained by such holder in the United States), in which case the Redeeming Non-U.S. Holder will generally be subject to the same treatment as a Redeeming U.S. Holder with respect to the exchange, and a corporate Redeeming Non-U.S. Holder may be subject to an additional branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty).

With respect to any redemption treated as a dividend rather than a sale will not be subject to United States federal income tax, unless the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base that such holder maintains in the United States). Dividends that are effectively connected with the Non-U.S. Holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base in the United States) generally will be subject to United States federal income tax at the same regular United States federal income tax rates applicable to a comparable U.S. Holder and, in the case of a Non-U.S. Holder that is a corporation for United States federal income tax purposes, also may be subject to an additional branch profits tax at a 30% rate or a lower applicable tax treaty rate

Information Reporting and Backup Withholding

Dividend payments with respect to our Class A ordinary shares and proceeds from the sale, exchange or redemption of our Class A ordinary shares may be subject to information reporting to the IRS and possible United States backup withholding. However, backup withholding will not apply to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status. A Non-U.S. Holder generally will eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption. Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a holder’s United States federal income tax liability, and a holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

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As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with any redemption of your Class A ordinary shares.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of at least two-thirds of the holders of the issued and outstanding Class A ordinary shares and the Founder Shares who, being present in person (including virtually) or represented by proxy at the Special Meeting or any adjournment thereof and entitled to vote on such matter, vote at the Special Meeting. Failure to vote by proxy or to vote oneself at the Special Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Extension Amendment Proposal.

Our Board will abandon and not implement the Extension Amendment Proposal unless our shareholders approve both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect. Notwithstanding shareholder approval of the Extension Amendment and the Trust Agreement Amendment, our Board will retain the right to abandon and not implement the Extension Amendment and the Trust Agreement Amendment at any time without any further action by our shareholders.

Full Text of Resolution

See Annex A for the full text of the special resolution.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT IOAC SHAREHOLDERS VOTE “FOR”
THE EXTENSION AMENDMENT PROPOSAL.

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PROPOSAL NO. 2 — THE TRUST AGREEMENT AMENDMENT

Overview

The proposed Trust Agreement Amendment would amend our existing Investment Management Trust Agreement (the “Trust Agreement”), dated as of October 26, 2021, by and between the Company and Equiniti Trust Company, LLC (the “Trustee”), to allow the Company to extend the Combination Period for one (1) month from November 29, 2023 to the Extended Date (the “Trust Agreement Amendment”). A copy of the proposed Trust Agreement Amendment is attached to this proxy statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Trust Agreement Amendment

The purpose of the Trust Agreement Amendment is to give the Company the right to extend the Combination Period for one (1) month from November 29, 2023 to the Extended Date.

On October 13, 2022, IOAC announced that it had entered into a definitive agreement for the Business Combination with Zoomcar. Based in part on the unanimous recommendation of the special committee composed entirely of independent directors, the Board has unanimously (i) approved and declared advisable the Merger Agreement, the Merger and the other transactions contemplated thereby, and (ii) resolved to recommend approval of the Merger Agreement and related matters by IOAC shareholders. IOAC will hold a meeting of shareholders to consider and approve the proposed Business Combination and a proxy statement/prospectus will be sent to all IOAC shareholders. IOAC and the other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there may not be sufficient time before November 29, 2023 (its current termination date) to hold a special meeting to obtain the requisite shareholder approval of, and to consummate, the Business Combination.

The Trust Agreement Amendment Proposal is essential to allowing IOAC additional time to consummate the Business Combination in the event the Business Combination is for any reason not completed on or before the Termination Date. Approval of each of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Extension. In addition, unless IOAC shareholders approve the NTA Amendments at the Business Combination Meeting, IOAC will not proceed with the Extension or the Redemption if IOAC will not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account the Redemption.

If the Trust Agreement Amendment Is Not Approved

If the Trust Agreement Amendment Proposal is not approved and IOAC does not consummate an initial business combination on or before the Termination Date, IOAC will be required to dissolve and liquidate the trust account by returning the then remaining funds in such account to the public shareholders and all of IOAC’s warrants will expire worthless.

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The Sponsor and the officers, directors and the initial shareholders of IOAC have waived their rights to participate in any liquidation distribution with respect to their Founder Shares. There will be no distribution from the Trust Account with respect to the Company’s warrants or rights, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Trust Agreement Amendment Is Approved

If the Extension Amendment and the Trust Agreement Amendment are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except to the extent any Redemptions are made in connection with this Special Meeting, in connection with our completion of the Business Combination or in connection with our liquidation if we do not complete an initial business combination by the applicable termination date. The Company will then continue to attempt to consummate a business combination until the applicable termination date or until the Board determines in its sole discretion that it will not be able to consummate an initial business combination by the applicable termination date as described below and does not wish to seek an additional extension.

Vote Required for Approval

Subject to the foregoing, the affirmative vote of at least sixty-five percent (65%) of the Company’s outstanding Class A ordinary Shares and Class B ordinary Shares, voting together as a single class, will be required to approve the Trust Agreement Amendment Proposal.

Our Board will abandon and not implement the Trust Agreement Amendment Proposal unless our shareholders approve both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect. Notwithstanding shareholder approval of the Extension Amendment and the Trust Agreement Amendment, our Board will retain the right to abandon and not implement the Extension Amendment and the Trust Agreement Amendment at any time without any further action by our shareholders.

Full Text of Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Special Meeting in relation to Trust Agreement Amendment Proposal is as follows:

“RESOLVED, with the approval of the affirmative vote of holders of at least 65% of the issued and outstanding Class A ordinary shares and Class B ordinary shares, voting together as a single class, that the Company is authorized to enter into the Amendment No. 4 to the Investment Management Trust Agreement by and between the Company and Equiniti Trust Company, LLC, in the form set forth in Annex B to the proxy statement for this meeting.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT ARIES SHAREHOLDERS VOTE “FOR”
THE TRUST AGREEMENT AMENDMENT PROPOSAL.

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PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to IOAC shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by IOAC shareholders, the Board may not be able to adjourn the Special Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal.

Vote Required for Approval

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the holders of the issued and outstanding Class A ordinary shares and the Founder Shares who, being present in person (including virtually) or represented by proxy at the Special Meeting or any adjournment thereof and entitled to vote on such matter, vote at the Special Meeting. Failure to vote by proxy or to vote oneself at the Special Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

Full Text of Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Special Meeting in relation to Adjournment Proposal is as follows:

“RESOLVED, as an ordinary resolution to direct the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT IOAC SHAREHOLDERS VOTE “FOR”
THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

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BUSINESS OF IOAC AND CERTAIN INFORMATION ABOUT IOAC

General

IOAC is a blank check company incorporated on March 22, 2021 as a Cayman Islands exempted company and incorporated for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

On October 29, 2021, the Company consummated the IPO of 23,000,000 IOAC Units including 3,000,000 IOAC Units that were issued pursuant to the underwriters’ exercise of their over-allotment option in full, at $10.00 per unit, generating gross proceeds of $230,000,000. Simultaneously with the closing of the IPO, IOAC sold 1,060,000 Class A ordinary shares in a private placement to the Sponsor, Cantor and CCM at a purchase price of $10.00 per share, generating gross proceeds of $10,600,000. A total of $234,600,000 from the net proceeds of the sale of the IOAC Units in the IPO and the sale of the Private Placement Shares was initially placed in a Trust Account.

On January 19, 2023, IOAC’s shareholders approved the first extension amendment, extending the date by which IOAC must consummate its initial business combination from January 29, 2023 to July 29, 2023 (or such earlier date as determined by the Board) (the “First Extension”). In connection with the First Extension, IOAC shareholders holding 19,949,665 public shares exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account. As a result, approximately $206.5 million (approximately $10.35 per public share redeemed) was removed from the Trust Account to pay such holders.

On July 20, 2023, IOAC’s shareholders approved the second extension amendment, extending the date by which IOAC must consummate its initial business combination from July 29, 2023 to October 29, 2023 (or such earlier date as determined by the Board) (the “Second Extension”). In connection with the Second Extension, IOAC shareholders holding 339,914 public shares exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account. As a result, approximately $3.78 million (approximately $11.13 per public share redeemed) was removed from the Trust Account to pay such holders.

On October 27, 2023, IOAC’s shareholders approved the third extension amendment, extending the date by which IOAC must consummate its initial business combination from October 29, 2023 to November 29, 2023 (or such earlier date as determined by the Board) (the “Third Extension”). In connection with the Third Extension, IOAC shareholders holding 250,000 public shares exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account. As a result, approximately $2,837,500 (approximately $11.35 per public share redeemed) was removed from the Trust Account to pay such holders. Following such redemptions, 2,460,421 public shares remain issued and outstanding. Approximately $28.18 million remains in the Trust Account as of November 16, 2023, taking into consideration all previous redemptions by shareholders.

In connection with the Business Combination Meeting, as of November 2, 2023, shareholders holding approximately 2,421,820 public shares submitted requests to redeem their public shares for a pro rata portion of the funds in the Company’s trust account, which requests have not been withdrawn. Any such requests may be withdrawn at any time, with IOAC’s consent, until the closing of the Business Combination.

The Proposed Business Combination

As previously announced, IOAC, Merger Sub, Zoomcar and the Seller Representative entered into the Merger Agreement on October 13, 2022. Pursuant to the Merger Agreement, the parties agreed, subject to the terms and conditions of the Merger Agreement, to effect the Business Combination. The Board believes that it is in the best interests of IOAC shareholders that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Termination Date, IOAC will have an additional amount of time to consummate the Business Combination. Without the Extension, IOAC believes that there is significant risk that IOAC will not be able to complete the Business Combination on or before the Termination Date. If that were to occur, IOAC would be precluded from completing the Business Combination and would be forced to liquidate even if IOAC shareholders are otherwise in favor of consummating the Business Combination.

IOAC believes that given IOAC’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that IOAC is in the best position possible to consummate the Business Combination and that it is in the best interests of IOAC shareholders that IOAC obtain the Extension if needed. IOAC believes the Business Combination will provide significant benefits to its shareholders. For more information about the Business Combination, see the Joint Proxy/Written Consent Solicitation Statement.

37

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of IOAC’s Class A ordinary shares and Founder Shares as of November 24, 2023 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of IOAC’s Class A ordinary shares and Founder Shares, by:

•	each person known by IOAC to be the beneficial owner of more than 5% of IOAC’s outstanding Class A ordinary shares or Founder Shares;
•	each of IOAC’s executive officers and directors that beneficially owns shares of IOAC’s Class A ordinary shares or Founder Shares; and
•	all IOAC’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

In the table below, percentage ownership is based on 11,570,421 outstanding shares (including 3,520,421 Class A ordinary shares and 8,050,000 Founder Shares) issued and outstanding as of November 24, 2023.

Voting power represents the combined voting power of Class A ordinary shares or Founder Shares owned beneficially by such person. On all matters to be voted upon in the Special Meeting, the holders of the Class A ordinary shares and Founder Shares vote together as a single class.

Unless otherwise indicated, IOAC believes that all persons named in the table have sole voting and investment power with respect to all Class A ordinary shares or Founder Shares beneficially owned by them.

Name and Address of Beneficial Owner(1)	Class A Ordinary Shares	Approximate % of Total Class A Ordinary Shares	Founder Shares	Approximate % of Total Founder Shares	Approximate % of Outstanding Ordinary Shares
Innovative International Sponsor I LLC (the Sponsor)(2)	960,000	27.3%	8,050,000	100.0%	76.8%
Mohan Ananda(2)	960,000	27.3%	8,050,000	100.0%	76.8%
Madan Menon(3)	—	—%	—	—%	—%
Elaine Price(3)	—	—%	—	—%	—%
Fernando Garibay(3)	—	—%	—	—%	—%
Anuradha George(3)	—	—%	—	—%	—%
Nisheet Gupta(3)	—	—%	—	—%	—%
Valarie Sheppard(3)	—	—%	—	—%	—%
Glazer Capital, LLC(4)	258,874	7.3%	—	—%	2.2%

38

* Less than 1%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is 24681 La Plaza, Ste 300, Dana Point, CA 92629.

(2)	Mohan Ananda is the managing member of the Sponsor. As a result, Mohan Ananda may be deemed to have voting and investment discretion with respect to the ordinary shares held by the Sponsor. With respect to before the offering, the Sponsor is the record holder of such shares. Mohan Ananda is the managing member of the Sponsor. Mohan Ananda has voting and investment discretion with respect to the founder shares held of record by the Sponsor and may be deemed to have shared beneficial ownership of the founder shares held directly by the Sponsor. Mohan Ananda disclaims beneficial ownership of any shares other than to the extent he may have a pecuniary interest therein, directly or indirectly.

(3)	Each of these officers and directors holds an interest in the Sponsor and disclaims any beneficial interest other than to the extent of his or her pecuniary interest.

(4)	Based solely upon information contained in the Schedule 13F filed by Glazer Capital, LLC with the SEC on May 15, 2023 and represents shares deemed beneficially owned by each of Glazer Capital, LLC and Mr. Paul J. Glazer, who serves as the Managing Member of Glazer Capital, LLC. The business address of each of Glazer Capital, LLC and Mr. Glazer is 250 West 55th Street, Suite 30A, New York, New York 10019.

39

FUTURE SHAREHOLDER PROPOSALS

If the Business Combination is consummated, you will be entitled to attend and participate in New Zoomcar annual meetings of shareholders. If New Zoomcar holds a 2023 annual meeting of shareholders, it will provide notice of or otherwise publicly disclose the date on which the 2023 annual meeting will be held.

HOUSEHOLDING INFORMATION

Unless IOAC has received contrary instructions, IOAC may send a single copy of this proxy statement to any household at which two or more shareholders reside if IOAC believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce IOAC’s expenses. However, if shareholders prefer to receive multiple sets of IOAC’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of IOAC’s disclosure documents, the shareholders should follow these instructions:

•	if the shares are registered in the name of the shareholder, the shareholder should contact IOAC at the following address:

Innovative International Acquisition Corp.

24681 La Plaza, Suite 300

Dana Point, CA 92629

(805) 907-0597

40

•	if a broker, bank or nominee holds the shares, the shareholder should contact the broker, bank or nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

IOAC files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. IOAC’s public filings are also available to the public from the SEC’s website at www.sec.report. You may request a copy of IOAC’s filings with the SEC (excluding exhibits) at no cost by contacting IOAC at the address and/or telephone number below.

If you would like additional copies of this proxy statement or IOAC’s other filings with the SEC (excluding exhibits) or if you have questions about the proposals to be presented at the Special Meeting, you should contact IOAC at the following address:

Innovative International Acquisition Corp.

24681 La Plaza, Suite 300

Dana Point, CA 92629

(805) 907-0597

You may also obtain additional copies of this proxy statement by requesting them in writing or by telephone from IOAC’s proxy solicitation agent at the following address, telephone number and e-mail address:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: IOAC.info@investor.morrowsodali.com

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are an IOAC shareholder and would like to request documents, please do so by November 21, 2023, five business days prior to the Special Meeting, in order to receive them before the Special Meeting. If you request any documents from IOAC, such documents will be mailed to you by first class mail or another equally prompt means.

41

ANNEX A

PROPOSED AMENDMENT TO

THE

AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF

ASSOCIATION

OF

INNOVATIVE INTERNATIONAL ACQUISITION CORP.

Extension Amendment Proposal

“RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 49.7 and Article 49.8 in their entirety and the insertion of the following language in their place:

49.7	The Company has until 25 months from the closing of the IPO to consummate a Business Combination; provided however, that if the Directors anticipate that the Company may not be able to consummate a Business Combination within 25 months of the closing of the IPO, the Company may, at the request of the Sponsor, extend the period of time to consummate a Business Combination by a one month extension (for a total of 26 months to complete a Business Combination), in accordance with terms as set out in the trust agreement governing the Trust Account. In the event that the Company does not consummate a Business Combination within 25 months from the closing of the IPO or within 26 months from the closing of the IPO (subject in the latter case to valid one month extensions having been made), the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)	as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)	promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

49.8	In the event that any amendment is made to the Articles:

(a)	to modify the substance or timing of the Company's obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination within 25 months after the closing of the IPO or 26 months from the date of the closing of the IPO pursuant to Article 49.7 subject in the latter case to valid one month extensions having been made), in the event the Company has elected to extend the amount of time to complete a Business Combination for three months, or such later time as the Members may approve in accordance with the Articles; or

(b)	with respect to any other provision relating to Members’ rights or pre-Business Combination activity, each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”

A-1

ANNEX B

PROPOSED AMENDMENT TO THE INVESTMENT
MANAGEMENT TRUST AGREEMENT

This Amendment No. 4 (this “Amendment”), dated as of November 29, 2023, to the Investment Management Trust Agreement (as defined below) is made by and between Innovative International Acquisition Corp. (the “Company”) and Equiniti Trust Company, LLC, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of October 26, 2021, as amended (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;

WHEREAS, at an extraordinary general meeting of the Company held on November 29, 2023 (the “Special Meeting”), the Company’s shareholders approved (A) a proposal to extend the date by which the Company must consummate an initial business combination from November 29, 2023 to December 29, 2023 by amending the Company’s amended and restated memorandum and articles of association; and (B) a proposal to amend the Trust Agreement to allow the Company to extend the Combination Period from November 29, 2023 to December 29, 2023; and

NOW THEREFORE, IT IS AGREED:

1.	Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer or Chairman of the board of directors (the “Board”) or other authorized officer of the Company (and in the case of Exhibit A, jointly signed by the Representative), and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including any amounts representing interest earned on the Trust Account, less interest previously released to, or reserved for use by, the Company in an amount up to $100,000 to pay dissolution expenses (as applicable) and less any other interest released to, or reserved for use by, the Company to pay taxes as provided in this Agreement only as directed in the Termination Letter and the other documents referred to therein; provided that, in the event that a Termination Letter has not been received by the Trustee by (A) the date that is 25 months after the closing of the IPO (“Closing”); or (B) if the Chief Executive Officer or Chairman of the Board extends the time to complete the Business Combination by one (1) month, the date that is 26 months after the Closing, but if the Company has not completed the Business Combination within the applicable monthly anniversary of the Closing (“Last Date”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Shareholders as of the Last Date. The form of any extension contemplated by this Section 1(i) shall be in substantially the form attached hereto as Exhibit E.”

2.	Exhibit E of the Trust Agreement is hereby amended and restated in its entirety as follows:

B-1

EXHIBIT E

[Letterhead of Company]

[Insert date]

Equiniti Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Attn: Relationship Management

Re: Trust Account No. [       ] Extension Letter

Ladies and Gentlemen:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between Innovative International Acquisition Corp. (“Company”) and Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company, LLC), dated as of October 26, 2021 (as amended and supplemented from time to time, the “Trust Agreement”), this is to advise you that the Company is extending the time available to consummate a Business Combination for an additional one (1) month, from November 29, 2023 to December 29, 2023 (the “Extension”).

This Extension Letter shall serve as the notice required with respect to Extension prior to the Applicable Deadline. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

Very truly yours,

INNOVATIVE INTERNATIONAL ACQUISITION CORP.

By:
Name:
Title:

cc: Cantor Fitzgerald & Co.

B-2

3.	All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

4.	This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

5.	This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

6.	This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[signature page follows]

B-3

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

EQUINITI TRUST COMPANY, LLC, as Trustee

By:
Name:
Title:

INNOVATIVE INTERNATIONAL ACQUISITION CORP.

By:
Name: Mohan Ananda
Title: Chief Executive Officer

B-4

INNOVATIVE INTERNATIONAL ACQUISITION CORP.

24681 La Plaza, Suite 300

Dana Point, CA 92629

November 24, 2023

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF

DIRECTORS OF INNOVATIVE INTERNATIONAL ACQUISITION CORP.

The undersigned hereby appoints Mohan Ananda and Madan Menon, and each of them, proxies and attorneys- in-fact, each with the power of substitution and revocation, and hereby authorizes each to represent and vote, as designated below, all the Ordinary Shares of Innovative International Acquisition Corp. (the "Company") held of record by the undersigned at the close of business on November 16, 2023, at the Special Meeting to be held virtually on November 29, 2023, or any adjournment or postponement thereof and authorizes and instructs said proxies to vote in the manner directed below. For purposes of the Amended and Restated Memorandum and Articles of Association of the Company, the physical place of the Special Meeting shall be at the offices of McDermott Will & Emery LLP, located at One Vanderbilt Avenue, New York, New York 10017, United States of America.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3.

(Continued, and to be marked, dated and signed, on the other side)

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~

INNOVATIVE INTERNATIONAL ACQUISITION CORP. - THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.	Please mark votes as S indicated in this example

		FOR	AGAINST	ABSTAIN
(1)	The Extension Amendment Proposal - A special resolution to extend the date by which the Company must consummate an initial business combination for one (1) month from November 29, 2023 to December 29, 2023 by amending the Company’s Amended and Restated Memorandum and Articles of Association in the form of amendment set forth in Annex A to the accompanying proxy statement.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
(2)	The Trust Agreement Amendment Proposal - An ordinary resolution to, with the approval of the affirmative vote of holders of at least 65% of the issued and outstanding ordinary shares of the Company, enter into the Amendment No. 4 to the Investment Management Trust Agreement by and between the Company and Equiniti Trust Company, LLC, in the form set forth in Annex B to the accompanying proxy statement.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
(3)	The Adjournment Proposal - An ordinary resolution to adjourn the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the extraordinary general meeting, there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal.	☐	☐	☐

Date:

Signature

Signature (if held jointly)

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

The shares represented by the proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If No direction is made, this proxy will be voted FOR each of proposals 1, 2 and 3. If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion.

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~